SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                                  July 17, 2002

                        (Date of earliest event reported)


                           Staten Island Bancorp, Inc.

             (Exact name of registrant as specified in its charter)


         Delaware                         1-13503               13-3958850
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation)                                            Identification No.)



                 15 Beach Street, Staten Island, New York 10304
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (718) 556-6518
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
--------------------------------------------------------------------------------
 (Former name, former address and former fiscal year, if changed since last report)

Item 5. Other Events

     On July 17, 2002, Staten Island Bancorp, Inc. (the "Company") issued a press release reporting its results of operations for the quarter ended June 30, 2002.

     The Company also issued a press release announcing its declaration of a cash dividend, payable on August 13, 2002 to stockholders of record on July 29, 2002.

     The Company's press releases, both of which are dated July 17, 2002, are attached hereto as exhibits to this Form 8-K and are incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits:


                  99.1 Press Release reporting results of operations for the quarter ended June 30, 2002.

                  99.2  Press Release declaring cash dividend.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     STATEN ISLAND BANCORP, INC.



Date: July 22, 2002                   By:   /s/ Harry P. Doherty
                                            ------------------------------------
                                            Harry P. Doherty
                                            Chairman and Chief Executive Officer